SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) October 27, 2005








                              PUBLIC STORAGE, INC.
             (Exact name of registrant as specified in its charter)



         California                     1-8389                  95-3551121
         ----------                     ------                  ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     Of Incorporation)                                    Identification Number)


               701 Western Avenue, Glendale, California 91201-2397 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080


                                       N/A
          (Former name or former address, if changed since last report)


(_) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(_) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(_) Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(_) Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading under Registrant's Employee Benefit Palns

             On October 27, 2005, Public Storage, Inc. notified its directors and executive officers that a blackout period with respect to Public Storage 401
(k) Profit Sharing Plan will be in effect beginning December 1, 2005. The blackout period is expected to end the week of Decebmer 19, 2005. Public Storage provided the notice to its directors and executive officers in accordance with
Section  3.06(a) of the  Sarbanes-Oxley  Act of 2002 and Rule 104 of  Regulation
BTR.

             A copy of the notice is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.   Financial Statements and Exhibits

(c)          Exhibits

             The following exhibit relating to Item 5.04 shall be deemed to be furnished and not filed:

             99.1 Notice of Blackout Period of Directors and Executive Officers of Public Storage, Inc. dated October 27, 2005

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PUBLIC STORAGE, INC.

Dated: October 27, 2005

                                                    By: /s/ Stephanie Heim
                                                        -------------------
                                                        Stephanie Heim
                                                        Vice President and
                                                         Corporate Counsel

                                 EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------
99.1            Notice of Blackout Period to Directors and Executive Officers of
                Public Storage, Inc. dated October 27, 2005.